 CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Trust III – Citi Cash Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Trust III -	CitiFunds Trust III -
Citi Cash Reserves	Citi Cash Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Trust III - Citi U.S. Treasury Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Trust III -	CitiFunds Trust III -
Citi U.S. Treasury Reserves	Citi U.S. Treasury Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Trust III - Citi Tax Free Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Trust III -	CitiFunds Trust III -
Citi Tax Free Reserves	Citi Tax Free Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Trust III - Citi New York Tax Free Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Trust III	CitiFunds Trust III
Citi New York Tax Free Reserves	Citi New York Tax Free Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Trust III - Citi California Tax Free Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Trust III	CitiFunds Trust III
Citi California Tax Free Reserves	Citi California Tax Free Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Trust III - Citi Connecticut Tax Free Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Trust III	CitiFunds Trust III
Citi Connecticut Tax Free Reserves	Citi Connecticut Tax Free Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.